UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2015

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On the 20th day of August, 2015, Comfort Systems USA, Inc., a Delaware corporation (the “Company”), a leading provider of commercial and industrial heating, ventilation and air conditioning services, posted to the “Investor” section of its Internet website (www.comfortsystemsusa.com) an investor presentation slideshow.  The Company intends to use this presentation in making presentations to analysts, potential investors, and other interested parties.

The information included in the investor presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.  The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses.  These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements.  These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

A copy of the presentation is furnished herewith as Exhibit 99.1

Item 9.01                                           Financial Statements and Exhibits

(d)                                              Exhibits.

99.1                        Investor presentation dated August 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and
General Counsel

Date:                  August 20, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Investor presentation dated August 20, 2015.